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                             Filed on EDGAR 11/13/01
                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement         [ ]  Confidential, for use of the
[ ]  Definitive proxy statement               Commission only (as permitted by
[X]  Definitive additional materials          Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to Rule 14a-11(C)or Rule 14a-12


                        Schroder Capital Funds (Delaware)
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                (Name of Registrant as specified in Its Charter)

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    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement number:

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     (4) Date filed:

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Schroder Investment Management North America Inc.
875 Third Avenue, New York, NY 10022-6225


Telephone 212 641-3900
www.Schroders.com




                                                       June 3, 2002



Dear Shareholder:

         We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Schroder International Smaller Companies Fund, scheduled for June 18, 2002 at 10:00 a.m. Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

          We encourage you to record your vote promptly by signing, dating and mailing the enclosed voting instruction form in the postage-prepaid return envelope provided.

        For the reasons set forth in the proxy materials previously delivered to you, the TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

                                            Sincerely,

                                            /s/ Catherine A. Mazza

                                            Catherine A. Mazza

Enclosures

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.


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Schroder Investment Management North America Inc.
875 Third Avenue, New York, NY 10022-6225


Telephone 212 641-3900
www.Schroders.com



                                                         June 3, 2002



Dear Shareholder:

          We previously mailed to you proxy materials relating to the Special Meeting of Shareholders of Schroder International Smaller Companies Fund, scheduled for June 18, 2002 at 10:00 a.m. Eastern Time. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

          We encourage you to utilize one of the following options today for recording your vote promptly:

          1.  VOTE BY TELEPHONE. You may cast your vote by telephone by calling
              (800) 290-6428. Please note that this is not the same telephone number that appears in your proxy statement. Please have the 12-digit control number found on your voting instruction form ready when prompted for it.

          2. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed voting instruction form in the postage-prepaid return envelope provided.

          For the reasons set forth in the proxy materials previously delivered to you, the TRUSTEES OF THE FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHARE-HOLDERS OF THE FUND.

          If you have any questions regarding anything contained in this letter, please call D.F. King & Co., Inc., toll free at (800) 290-6428.



                                                 Sincerely,

                                                 /s/ Catherine A. Mazza

                                                 Catherine A. Mazza

Enclosures

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.